AB CAP FUND, INC.

-AB International Strategic Core Portfolio (the “Fund”)

Class A (Ticker: ISARX); Class C (Ticker: ISCRX); Advisor Class (Ticker: ISRYX); Class Z (Ticker: ISZRX)

Supplement dated May 5, 2023 to the Fund’s Prospectus and Summary Prospectus dated October 31, 2022, as amended.

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At a meeting held on May 2-4, 2023, AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”), recommended and the Fund’s Board of Directors approved certain changes to the Fund, including changes to the Fund’s name and principal investment strategies. These changes will be effective on or about July 5, 2023.

Changes in Principal Strategies

The first paragraph under “Principal Strategies” will be deleted in its entirety and replaced with the following:

The Adviser seeks to achieve the Fund’s investment objective by investing, under normal circumstances, at least 80% of its net assets, including any borrowings for investment purposes, in equity securities of non-U.S. companies, and in companies in at least three countries other than the United States.

Name Change

The Fund’s name will be changed to “AB International Low Volatility Equity Portfolio”.

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This Supplement should be read in conjunction with the Prospectuses for the Fund.

You should retain this Supplement with your Prospectus(es) for future reference.

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